Exhibit 32.2

NORTH AMERICAN ENERGY RESOURCES, INC. FORM 10-K/A

FOR THE FISCAL YEAR ENDED APRIL 30, 2012

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alan G. Massara, certify that

1.	I am the President and Chief Financial Officer of North American Energy Resources, Inc.

2.	Attached to this certification is Form 10-K/A for the fiscal year ended April 30, 2012, a periodic report (the “periodic report”) filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the “Exchange Act”), which contains financial statements.

3.	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

● The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

● The information in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

May 21, 2013	/s/ Alan G. Massara
Alan G. Massara
President and
Chief Financial Officer